Pension Benefits - Summary of amounts included in the consolidated statements of financial position in respect of the Company's net obligation (Detail) - Pension defined benefit plans [member] - CAD ($)
$ in Millions
	Dec. 31, 2025	Dec. 31, 2024	Mar. 31, 2024
Disclosure of defined benefit plans [line items]
Present value of defined benefit obligation	$ 1,280.6	$ 1,304.7	$ 1,302.9
Fair value of plan assets	1,127.6	1,126.4	$ 1,064.9
Net accrued pension liability	$ 153.0	$ 178.3